UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2018

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado 80112	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b—2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

Westwater Resources, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on April 19, 2018. The total number of shares of the Company’s common stock voted in person or by proxy at the Annual Meeting was 19,254,268, representing approximately 68.9% of the 27,929,584 shares issued and outstanding and entitled to vote at the Annual Meeting and constituting a quorum.  The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set out below.

Proposal 1.               Issuance of shares of common stock pursuant to the Arrangement Agreement

With the support of approximately 50.2% of the votes cast on the proposal, the stockholders approved the issuance of 14,133,593 shares of the Company’s common stock in accordance with the terms of the Arrangement Agreement, dated December 13, 2017, with Alabama Graphite Corp., and the Plan of Arrangement attached thereto.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
3,311,966	3,288,761	71,423	12,582,118

Proposal 2.      Election of Directors

The stockholders elected all five nominees at the Annual Meeting to serve as directors until the Company’s Annual Meeting of Stockholders in 2019.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Terence J. Cryan	3,646,530	3,025,620	12,582,118
Christopher M. Jones	3,593,698	3,078,452	12,582,118
Marvin K. Kaiser	3,585,189	3,086,961	12,582,118
Tracy D. Pagliara	3,678,590	2,993,560	12,582,118
Patrick K. Burke	3,124,142	3,548,008	12,582,118

Proposal 3.                 Ratification of the Appointment of the Independent Registered Public Accountants

The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The voting results were as follows:

For	Against	Abstain
17,872,193	510,431	871,644

Proposal 4.      Advisory Approval of the Compensation of the Named Executive Officers

The stockholders voted on advisory approval of the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
3,028,205	3,389,536	254,409	12,582,118

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2018

WESTWATER RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer